SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2002

NETSOL INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-22773	95-4627685

(Commission File Number)	(IRS Employer Identification No.)

24025 Park Sorrento, Suite 220, Calabasas, CA	91302

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 818/222-9195

(Former name or former address, if changed since last report)

Item 5. Other Events.
SIGNATURES

Item 5. Other Events.

Syed Husain has replaced NetSol International, Inc.’s Chief Financial Officer, Rick Poole. Mr. Husain serves also as the Company’s Chief Operating Officer. Mr. Husain has previously served in the position of Chief Financial Officer from June 2000 to August 2001.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: March 12, 2002	NETSOL INTERNATIONAL, INC.

	By:	/s/ Naeem Ghauri

Naeem Ghauri Its: Chief Executive Officer